UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 6, 2024

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
A.S. Cooper Building, 4th Floor, 26 Reid Street
Hamilton, Bermuda                                            HM 11
(Address of principal executive offices)                          (Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market	LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate	ESGRP	The NASDAQ Stock Market	LLC
Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share
Depositary Shares, Each Representing a 1/1,000th Interest	ESGRO	The NASDAQ Stock Market	LLC
in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Enstar Group Limited (the "Company") held its Annual General Meeting of Shareholders (the "Annual Meeting") on June 6, 2024. At the Annual Meeting, the Company's shareholders voted on the following three proposals and cast their votes as described below.
Proposal No. 1: Election of twelve directors. The individuals listed below were elected to serve a term expiring at the annual general meeting of shareholders in 2025. There were a total of 725,692 broker non-votes with respect to each nominee.

Director	For	Against	Abstain
Robert J. Campbell	11,158,854	1,252,099	3,237
B. Frederick Becker	10,684,982	1,712,811	16,397
Sharon A. Beesley	12,307,010	103,943	3,237
James D. Carey	12,372,333	25,470	16,387
Susan L. Cross	12,389,852	21,102	3,236
Hans-Peter Gerhardt	11,299,793	1,111,160	3,237
Orla Gregory	12,353,389	57,573	3,228
Myron Hendry	12,274,112	136,820	3,258
Paul J. O'Shea	12,371,767	26,044	16,379
Hitesh Patel	12,298,201	112,502	3,487
Dominic Silvester	12,372,018	38,794	3,378
Poul A. Winslow	11,305,205	1,092,476	16,509

Proposal No. 2: Advisory vote to approve executive compensation. This proposal was approved. There were a total of 725,692 broker non-votes on this proposal.

For	Against	Abstain
8,278,312	4,115,703	20,175

Proposal No. 3: Ratification of the selection of PricewaterhouseCoopers LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and authorization of the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm. This proposal was approved. There were no broker non-votes on this proposal.

For	Against	Abstain
13,114,358	6,382	19,142

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

June 6, 2024	By:	/s/ Audrey B. Taranto
Audrey B. Taranto
General Counsel and Corporate Secretary